UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):  November 15, 2012
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Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.

On November 15, 2012, Dell Inc. (“Dell”) issued a press release announcing its financial results for its fiscal quarter ended November 2, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

To supplement Dell’s condensed consolidated financial statements presented on the basis of accounting principles generally accepted in the United States of America (“GAAP”) which are furnished in Exhibit 99.1 to this report, Dell has presented information about non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP earnings per share (collectively, the “non-GAAP financial measures”), which are not measurements of financial performance under GAAP. A reconciliation of each historical non-GAAP financial measure to the most comparable GAAP financial measure for Dell’s fiscal quarter ended November 2, 2012, and certain prior fiscal periods is included in the tables set forth under the heading “Reconciliation of Non-GAAP Financial Measures” in Exhibit 99.1. In addition a detailed discussion of Dell's reasons for including the non-GAAP financial measures and the limitations associated with those measures is presented in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations - Non-GAAP Financial Measures" in Dell's annual report on Form 10-K for the fiscal year ended February 3, 2012. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for net income, operating income, gross margin, operating expenses, and earnings per share prepared in accordance with GAAP.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this current report, including Exhibit 99.1 hereto, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01 — Financial Statements and Exhibits.

Dell herewith furnishes the following document as an exhibit to this report:

(d)	Exhibits

	Exhibit Number	Description
	99.1	Press Release Issued by Dell Inc., dated November 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: November 15, 2012	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Issued by Dell Inc., dated November 15, 2012